UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2024

SMART GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38102	98-1013909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Walkers Corporate Limited

190 Elgin Avenue

George Town, Grand Cayman

Cayman Islands

KY1-9008

(Address of principal executive offices) (Zip Code)

(510) 623-1231

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth under the heading Additional Capped Call Transactions in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under the heading Option Notes in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under the heading Option Notes in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Option Notes (as defined below in Item 8.01) were issued to the Initial Purchasers (as defined below in Item 8.01) in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Option Notes were resold by the Initial Purchasers to persons whom the Initial Purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any of the ordinary shares, $0.03 par value per share (the “Ordinary Shares”) of SMART Global Holdings, Inc. (the “Company”) that may be issued upon conversion of the Option Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. A maximum of 9,282,880 Ordinary Shares may be issued upon conversion of the Notes (as defined below in Item 8.01), based on the initial maximum conversion rate of 46.4144 Ordinary Shares per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

The offer and sale of the Option Notes and any of the Company’s Ordinary Shares issuable upon conversion thereof have not been registered under the Securities Act or any applicable state securities laws, and the Option Notes and any such Ordinary Shares may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 8.01.	Other Events.

Option Notes

On August 12, 2024, the Company was notified by the initial purchasers (the “Initial Purchasers”) of the 2.00% Convertible Senior Notes due 2030 (the “Original Notes”) issued in the previously announced private offering, which closed on August 6, 2024, of the exercise in full of their option to purchase an additional $25.0 million in aggregate principal amount of 2.00% Convertible Senior Notes due 2030 (the “Option Notes,” and together with the Original Notes, the “Notes”). On August 14, 2024, the Company closed on the issuance of the Option Notes to the Initial Purchasers. With the sale of the Option Notes, the Company expects the net proceeds from the offering of the Notes to be approximately $193.0 million after deducting the Initial Purchasers’ discounts and commissions and the estimated offering expenses payable by the Company. The Company used approximately $2.04 million of the net proceeds from the offering to pay the cost of the Additional Capped Call Transactions described below and the remaining net proceeds to repay certain amounts outstanding under the Company’s term loan credit facility, dated as of February 7, 2022, among the Company, SMART Modular Technologies, Inc., a wholly-owned indirect subsidiary of the Company, the lenders party thereto, Citizens Bank, N.A., as administrative agent and collateral agent, and the other parties thereto, as amended.

The Option Notes will have the same terms as the Original Notes issued on August 6, 2024 and will be issued under the same Indenture as the Original Notes dated as of August 6, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee, which terms are described in the Company’s Current Report on Form 8-K filed on August 6, 2024 (the “Prior 8-K”). The summary of the foregoing transactions is qualified in its entirety by reference to the text of the Indenture, including the Form of Global Note attached as Exhibit A thereto, which was filed as Exhibit 4.1 to the Prior 8-K and is incorporated herein by reference.

Additional Capped Call Transactions

On August 12, 2024, in connection with the sale of the Option Notes, the Company entered into privately negotiated capped call transactions (collectively, the “Additional Capped Call Transactions”) with an affiliate of one of the Initial Purchasers and certain other financial institutions. The Additional Capped Call Transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Option Notes, the number of the Company’s Ordinary Shares that initially underlie the Option Notes, and are expected generally to reduce the potential dilution to holders of the Company’s Ordinary Shares upon any conversion of the Option Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Option Notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Additional Capped Call Transactions. The cap price of the Additional Capped Call Transactions is initially approximately $37.70 per share, which represents a premium of approximately 75% over the last reported sale price of the Company’s Ordinary Shares on August 1, 2024. The cost of the Additional Capped Call Transactions was approximately $2.04 million.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected effect of the Additional Capped Call Transactions and expected use of net proceeds.

These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide the Company’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of the Company’s control, including but not limited to, the risks listed or described from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended August 25, 2023 as filed with the SEC on October 20, 2023. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of the Company to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. Except as required by law, the Company does not undertake to update the forward-looking statements contained in this Current Report on Form 8-K to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

10.1	Form of Confirmation for the Additional Capped Call Transactions.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART GLOBAL HOLDINGS, INC.

Date: August 14, 2024

	By:	/s/ Anne Kuykendall
Anne Kuykendall
Senior Vice President and Chief Legal Officer